SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2005

               FIELDPOINT PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	0-9435	84-0811034
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

   1703 Edelweiss Drive, Cedar Park, Texas 78613
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (512) 250-8692

_____________________________________________________
(Former name or former address, if changed since last report)
___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 7.01.	REGULATION FD DISCLOSURE
ITEM 8.01.	OTHER EVENTS

        On December 16, 2005, the Company issued a press release announcing the acquisition of a working interest in the Longwood Field in Caddo Parish of North Louisiana. The acquisition price is $550,000 for working interest of 12.22% in two natural gas wells effective December 1, 2005. A copy of the press release is attached hereto.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Exhibit

Item	Title

99.1	Press Release dated December 16, 2005.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
FIELDPOINT PETROLEUM CORPORATION

Date: December 16, 2005	By: /s/ Ray Reaves Ray Reaves, President